Superior to Acquire CID Resources

Stronger Healthcare Market Position and
Increased Presence in Retail

May 2018

Cautionary Notice Regarding Forward-Looking Statements

This presentation contains forward-looking statements by Superior Uniform Group, Inc. (the "Company") within the meaning of the Securities Act of 1933, the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995, and all Rules and Regulations issued thereto. Such statements are based upon management's current expectations, projections, estimates and assumptions. Words such as "expects," "believes," "anticipates" and variations of such words and similar expressions identify such forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause future results to differ materially from those suggested by the forward-looking statements. Such risks and uncertainties include, but are not limited to, (a) statements which are not historical facts, such as statements with respect to CID's ability to leverage Superior's relationships, sourcing, technology, distribution and financial resources, and Superior's ability to leverage CID's brands, licenses and retailer network to expand its uniform business, and (b) the following: general economic conditions in the areas of the United States in which the Company's customers are located; changes in the healthcare, resort and commercial industries where uniforms and service apparel are worn; the impact of competition; our ability to successfully integrate operations following consummation of acquisitions and the availability of manufacturing materials. Reference is also made to the Company's periodic filings with the Securities and Exchange Commission for additional risk factors that may impact the Company's results of operations and financial condition. The Company does not undertake to update the forward-looking statements contained herein to conform to actual results or changes in our expectations, whether as a result of new information, future events or otherwise.

Strategic Rationale of the Transaction

Superior UNIFORM GROUP + CID RESOURCES

Brings into our fold one of the fastest-growing medical uniform provider



Provides entry into a segment of the uniform market that we currently do not serve

Nearly 4X more scrub apparel purchased through retail channels than by laundries and institutions



Gains access to the largest segment of the scrub apparel market- direct to retail



CID is Diversified, with Innovative and Marquee Brands

Style, Fit, Function and Durability



WonderWink®
Proprietary flagship brand



Carhartt®



Vera Bradley®

Signature Brands

WonderWink

carhartt®

Vera Bradley®

Full Product Offering Across All Price Points

WONDERWINK HP

WONDERTECH

Vera Bradley® HEALTHCARE APPAREL

Signature

Halo

Four-Stretch 4

WonderWink next

I ❤

Wonder FLEX

WonderWink PLUS

carhartt CROSS-FLEX

carhartt RIPSTOP

MATERNITY STRETCH

Origins

LAYERS

Superior UNIFORM GROUP

CID is one of the Fastest-Growing Medical Uniform Company

- CID, based in Coppell, Texas, is an innovative designer and provider of medical uniforms that was founded in 2010 and purpose-built to address the unmet needs of medical professionals and specialty uniform stores
- By combining superior products and a unique, value-added approach to customer partnership with sophisticated outsourced production, CID is rapidly taking share and has quickly grown to become the industry's 3rd largest provider

Investment Highlights

- ☑ **Attractive, Recession-Resistant Market Opportunity:** Established player in the growing $800M retail medical scrubs business, which benefits from healthcare tailwinds with little reimbursement / regulatory risk
- ☑ **Highly Predictable Business Model:** Consumable, non-discretionary products driving recurring revenue; consistent purchasing patterns enable a high degree of revenue visibility
- ☑ **Proven Innovator:** Driving force behind growing industry focus on quality and performance; one of first major providers to prioritize product fit, fashion and performance
- ☑ **Valued-Added Partner:** Unique offering of tools, training and education driving strong growth in core specialty uniform channel, which represents ~60% of the market
- ☑ **Scalable:** Sophisticated outsourced, global production model supports rapid growth and provides high quality products with reliable fulfillment rates
- ☑ **Poised for Continued Growth:** Significant untapped growth potential with existing and new customers; well positioned to continue taking share across channels

Tremendous, Uninterrupted Growth in Net Sales



CAGRs
'10 – '17 Sales: 71.3%
'12 – '17 Sales: 27.1%
($ in Millions)
$1.5
$10.2
$19.1
$29.5
$40.9
$53.0
$61.2
$65.3
2010
2011
2012
2013
2014
2015
2016
2017

Superior UNIFORM GROUP

Superior is Acquiring a Strong Team Led by H.P. Park

CID increased sales to $65 million since its founding in 2010

H.P. Park Founder & President	• 25+ years of experience in branding and business management, including more than 15 years in the medical uniform industry prior to founding CID • Extensive experience with brand licensing and operating through licensing agreements
Bill Zollner Chief Financial Officer	• 30+ years of industry experience • Previously helped lead three successful private companies as either CFO, COO, or President • Joined CID in June 2010
Kyle Winger Chief Operating Officer	• 20+ years experience in various roles within the workwear industry • Previously served as Account Director and General Manager for Williamson-Dickie • Joined CID in July 2010
James Shimizu EVP, Sales & Marketing	• 20+ years of experience in sales and marketing with a proven record of driving brands through marketing / brand management • Previously held management roles at Barco Uniforms and served as VP of Marketing at Vera Bradley • Joined CID in December 2014
Nina Park EVP, Creative Director	• 15+ years of experience developing industry-leading medical uniform designs, including Creative Director role at Selecta Corp. • Studied at the London School of Design, majoring in Fashion Design • Joined CID in June 2010

Proven Team Driving Results

Uniform Retailers Association

- URA is a non-profit trade association dedicated to independent uniform retailers
- Annual URA tradeshow gives retailers a platform to review their manufacturing partners
- CID consistently outperforms its peers

MANUFACTURER OF THE YEAR CID Resources, Inc.	BEST CUSTOMER SERVICE DEPARTMENT CID Resources, Inc.
✓ 2014	✓ 2014
✓ 2015	✓ 2015
✓ 2016	✓ 2016

Superior and CID Share a Mission

- Customer First Mentality - always
- Fashion-forward and functional design
- Innovative fabrications

Our Mission

Superior Uniform Group + CID Resources

Operational Benefits to Superior

1 Visionary brand building management team

2 Leveraging shared services
Taking advantage of synergistic cost-efficiencies — offering more capabilities across a larger scale.

3 Expanding indirect healthcare relationships
Engaging with indirect channel partners in new ways — working with laundries, dealers, distributors and retailers.

Superior UNIFORM GROUP + CID RESOURCES

4 Expanding the retailer channel
Reaching customers and group purchasers more effectively — capitalizing on retailers' superior ability to engage customers directly.


Origins

5 Partnering with retailers
Building relationships with both brick-and-mortar and online retailers in order to reach a wider audience and higher brand value.



Large Addressable Market

Total Workwear & Uniforms Market (2.2% CAGR)

- $4.0B Addressable Market
- $205M Superior's uniform Share (FY 2017 Net Sales)
- $270M Superior Uniform Group + CID (2017)
- 8% CID Estimated market share** of scrubs sold at retail

***$800 million addressable retail scrub market*



$10.2B*
Total Market

*Source: Estimated from Frost & Sullivan analysis 2013

Growing Medical Uniform Market

Key Drivers Support Strong Market Growth and Promote Recession Resistance

	Growth		Stability
Healthcare Employment	**1.7% annual growth** driven by increasing demand for healthcare services from aging population with increased healthcare needs and access	→	**1.8% annual growth during recession** due to increased non-discretionary, health-related spending
Healthcare Wages	**2.7% annual growth**[1,2] driven by growing competition for medical professionals and shortages in specialty areas	→	**2.2% annual growth during recession**[1] compared to a decline of 1.5% across all other industries
Product Consumption	New fabrics and fashions driving more frequent purchasing — **per capita annual consumption expected to grow from 6.8 to 7.2 uniform pieces (tops / bottoms) by 2021**	→	**Inelastic, recurring demand** due to regular replacement cycle driven by natural wear and tear
Product Pricing	**Prices rising at 2.1% CAGR** due to ongoing shift toward products with higher-performance materials and additional value-added features	→	Disciplined pricing practices supported by medical professionals with **wage stability** and **low price sensitivity**

1. SSA.gov wage index
2. Growth rate reflects 10-year CAGR from 2005 through 2015

Superior UNIFORM GROUP

Transaction Highlights

Superior has acquired CID in a stock transaction valued at $88.4 million, subject to working capital adjustments



To fund the acquisition, Superior entered into a new $85 million secured term loan with a 2-year maturity and initial interest rate of LIBOR plus 93 basis points

- In addition, the Company also utilized existing cash on hand and issued a small portion of SGC stock to a selling shareholder
- In conjunction, Superior upsized its revolving credit facility from $35 million to $75 million to provide it with sufficient capacity

The transaction is expected to be accretive to EPS and other operating results in 2018

Increases Superior's revenue by more than 20%

Seizing The Opportunities

Multidimensional growth strategy

- Market penetration across sales channels
- Entry into adjacent markets
- Successful brand launches

Manufacturing presence in strategic locations

Madagascar, Bangladesh, China, Egypt and Vietnam

Strong and growing online presence

- Growing presence on specialty uniform retailers' websites

Strong customer engagement

Unique sales approach and value-added partnership tools

Production Innovation

- Personalized fit, functional details and durable, high-performance fabrics
- Addressing new customer segments and price points
- Launching new fabric technologies